Careview Communications, Inc. 8-K

EXHIBIT 10.26

Exhibit D-1

AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Amended and Restated Intellectual Property Security Agreement is entered into as of __________, 2015 by and among HealthCor Partners Fund, L.P., a Delaware limited partnership with a principal office located at Carnegie Hall Towers, 152 West 57th Street, New York, NY 10019 (“HealthCor Partners”), as collateral agent (“Agent”), CareView Communications, Inc., a Nevada corporation with a principal office located at 405 State Highway 121, Suite B-240, Lewisville, TX 75067 (“CareView NV”), CareView Communications, Inc., a Texas corporation with a principal office located at 405 State Highway 121, Suite B-240, Lewisville, TX 75067 (“CareView TX”) and CareView Operations, LLC, a Texas limited liability company with a principal office located at 405 State Highway 121, Suite B-240, Lewisville, TX 75067 (“CareView LLC” and together with CareView TX and CareView NV, collectively referred to herein as the “Grantor”).

RECITALS

A. CareView NV, HealthCor Partners and HealthCor Hybrid Offshore Master Fund, L.P., a Cayman Islands limited partnership (“HealthCor Offshore”), entered into that certain Note and Warrant Purchase Agreement dated as of April 21, 2011 (as amended prior to the date hereof, the “Original Purchase Agreement”);

B. In connection with the purchase of Notes under the Original Purchase Agreement, the Grantor entered into that certain Pledge and Security Agreement dated as of April 21, 2011 in favor of HealthCor Partners and HealthCor Offshore, as secured parties (as amended prior to the date hereof, the “Original Security Agreement”).

C. As of the date hereof, HealthCor Partners and certain additional investors are purchasing additional Notes in the aggregate amount pursuant to that certain Fifth Amendment to Note and Warrant Agreement, which amends that certain Note and Warrant Purchase Agreement dated as of April 21, 2011 (as amended, restated or otherwise modified from time to time, the “Purchase Agreement”) by and among CareView NV and the Investors party thereto;

D. The Secured Parties (as defined in the Security Agreement) are willing to purchase the Notes and make such cash advance to CareView NV, but only upon the condition, among others, that the Grantor shall grant to Agent for the benefit of the Secured Parties a security interest in its Copyrights, Trademarks, Patents, and Mask Works (as each term is defined below) to secure the Obligations (as defined in the Security Agreement (as defined below)) under the Purchase Agreement and the Transaction Documents.

C. Pursuant to the terms of the Purchase Agreement and that certain Amended and Restated Pledge and Security Agreement by and among Agent, the Secured Parties and the Grantor, of even date herewith (as the same may be amended, modified or supplemented from time to time, the “Security Agreement”), the Grantor has granted to Agent for the ratable benefit of the Secured Parties a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its Obligations under the Purchase Agreement and the Transaction Documents, the Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure CareView NV’s Obligations under the Purchase Agreement and the Transaction Documents, the Grantor grants and pledges to Agent for the ratable benefit of the Secured Parties a security interest in all of Grantor’s right, title and interest in, to and under the Grantor’s intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world, whether now or hereafter existing, created, acquired or held, and including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that may be available to the Grantor now or that may hereafter be existing, created, acquired or held;

4. Any and all right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world, whether now or hereafter existing, created, acquired or held, and including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any and all right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world, whether now or hereafter existing, created, acquired or held, and including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

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8. All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Agent for the benefit of the Secured Parties under the Purchase Agreement and the Security Agreement. The rights and remedies of Agent with respect to the security interest granted hereby are in addition to those set forth in the Purchase Agreement, the Security Agreement and the other Transaction Documents, and those which are now or hereafter available to Agent as a matter of law or equity. Each right, power and remedy of Agent provided for herein or in the Purchase Agreement, the Security Agreement or any of the other Transaction Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Purchase Agreement, the Security Agreement or any of the other Transaction Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent, of any or all other rights, powers or remedies. This agreement amends and restates in its entirety that certain Intellectual Property Security Agreement dated as of April 21, 2011 by and among the Secured Parties and Grantor.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	CAREVIEW COMMUNICATIONS, INC., a Nevada corporation

405 State Highway 121	By:_______________________________
Suite B-240	Name:_____________________________
Lewisville, TX 75067	Title:__________________________
Attn: Steven Johnson

CAREVIEW COMMUNICATIONS, INC., a Texas corporation

405 State Highway 121	By:_______________________________
Suite B-240	Name:_____________________________
Lewisville, TX 75067	Title:______________________________
Attn: Steven Johnson

CAREVIEW OPERATIONS, LLC

405 State Highway 121	By:_______________________________
Suite B-240	Name:_____________________________
Lewisville, TX 75067	Title:______________________________
Attn: Steven Johnson

AGENT:

Address of Agent:	HEALTHCOR PARTNERS FUND, L.P.

By: HealthCor Partners Management, G.P., LLC, as Manager

By: HealthCor Partners Management, G.P., LLC, as General Partner

HealthCor Partners
Carnegie Hall Towers	By:_______________________________
152 West 57th Street	Name: Jeffrey C. Lightcap
New York, NY 10019	Title: Senior Managing Director

Consented to and agreed by:

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:_______________________________
Name:
Title: